UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 13, 2005


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



    North Carolina                      1-11986                     56-1815473
----------------------------        ---------------             ----------------
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
 of Incorporation)                                               Identification
                                                                 Number)



             3200 Northline Avenue, Greensboro, North Carolina 27408
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
                              ---------------------
              (Registrants' telephone number, including area code)

                                       N/A
                                -----------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     On May 13, 2005, Tanger Factory Outlet Centers, Inc. (the "Company") issued a press release announcing the election of directors and officers to serve for the ensuing year and the retirement of Rochelle G. Simpson, Executive Vice President of Administration and Secretary, effective May 31, 2005. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the election of directors and officers for the ensuing year and the retirement of Rochelle
                  G. Simpson, Executive Vice President of Administration and Secretary, effective May 31, 2005.




SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 13, 2005

                                       TANGER FACTORY OUTLET CENTERS, INC.

                                   By: /s/ Frank C. Marchisello Jr.
                                       ----------------------------
                                       Frank C. Marchisello, Jr.
                                       Executive Vice President, Chief Financial
                                       Officer & Secretary

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                                  EXHIBIT INDEX


Exhibit No.



99.1 Press release announcing the election of directors and officers for the ensuing year and the retirement of Rochelle G. Simpson, Executive Vice President of Administration and Secretary, effective May 31, 2005.